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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


 May 10, 2004
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(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


000-22608                                                      59-3204891
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(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
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              (Registrant's telephone number, including area code)


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


Item 9. Regulation FD Disclosure

     FFLC Bancorp, Inc. (Nasdaq: FFLC) announced that it will participate in the 2004 America's Community Bankers Community Bank Investor Conference in New York on May 10th through May 11, 2004. The Conference will feature presentations from over 20 community banks which comprise the America's Community Bankers NASDAQ Stock Index, and will be web cast on the ACB website, www.acbankers.org.

The full text of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 10, 2004

                                           FFLC Bancorp Inc.
                                  By:      /s/ Stephen T. Kurtz
                                           -------------------------------------
                                  Name:    Stephen T. Kurtz
                                  Title:   President and Chief Executive Officer
                                  By:
                                           /s/ Paul K. Mueller
                                           -------------------------------------
                                  Name:    Paul K. Mueller
                                  Title:   Executive Vice President and Chief
                                           Financial Officer